New Standards and Interpretations Not Yet Adopted	12 Months Ended
Dec. 31, 2017
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New Standards and Interpretations Not Yet Adopted
4.	New Standards and Interpretations Not Yet Adopted

A number of new standards, amendments to standards and interpretations are effective for annual periods beginning after January 1, 2018, and have not been applied in preparing these financial statements. Those which may be relevant to the Company are set out below. The Company does not plan to adopt these standards early.

IFRS 9 Financial Instruments

IFRS 9, published in July 2014, replaces the existing guidance in IAS 39 Financial Instruments: Recognition and Measurement. IFRS 9 includes contains a new classification and measurement approach for financial assets that reflects the business model in which assets are managed and their cash flow characteristics. IFRS 9 contains three principal classification categories for financial assets: measured at amortized cost, measured at fair value through other comprehensive income and measured at fair value through profit or loss. The standard eliminates the existing IAS 39 categories of held to maturity, loans and receivables and available for sale. In addition, the revised guidance on the classification and measurement of financial instruments includes a new expected credit loss model for calculating impairment on financial assets and the new general hedge accounting requirements. Finally, IFRS 9 carries forward the guidance on recognition and derecognition of financial instruments from IAS 39.

IFRS 9 is effective for annual reporting periods beginning on or after January 1, 2018, with early adoption permitted. Based on its assessment, the Company believes that adoption of IFRS 9’s new classification requirements, new credit loss model or the new general hedge accounting requirements are not expected to have a material impact on the Company’s financial statements.

IFRS 15 Revenue from Contracts with Customers

In May 2014, the International Accounting Standards Board (IASB) issued IFRS 15—Revenue from Contracts with Customers, which will replace existing revenue recognition guidance. The new standard requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. To achieve that core principle, an entity must identify the contract(s) with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies the performance obligation. The new standard will be effective for annual and interim reporting periods beginning on or after January 1, 2018.

In anticipation of IFRS 15, the Company performed an impact assessment which consisted of a review of all license and collaboration agreements and government grants. Further, the Company held discussions with key stakeholders and identified and cataloged potential impacts of the new standard on the Company’s financial statements, accounting policies, financial controls and operations.

Based on this assessment, the adoption of IFRS 15 will primarily impact the amortization of the Company’s up-front license payments. As more fully described in Notes 13 and 15, the Company currently recognizes revenue from up-front license payments on a straight-line basis over the contractual term of the arrangements or the period of continuing involvement which is 21 years for the Incyte Agreement and 4.5 years for the ONO Agreement. In applying IFRS 15, the Company has evaluated the distinct performance obligations in each agreement. Specifically, for Incyte, the total period for which the Company expects to provide access to its proprietary technology is currently estimated to be nine years, which is the research term initially agreed to in the collaboration agreement. Applying the recognition criteria under the current standard, up-front license payments associated with these agreements would have been deferred until the completion of the respective contractual period. As a result of the application of this guidance, the Company would have amortized additional revenue of approximately €8.3 million for the year ended December 31, 2017 and recorded a corresponding decrease in deferred revenue for the same amount. The estimated impact for 2016 is not material. The new standard will not impact the Company’s revenue recognition practices for collaboration income and government grants.

The Company will adopt the standard using the retrospective method, with the effect of initially applying this standard recognized at the beginning of the earliest period presented and will elect to apply the practical expedient to not apply this guidance to contracts which are completed before the beginning of the earliest period presented or January 1, 2016, and the practical expedients for contract modifications (assessing the contracts in combination with any modifications before January 1, 2016). As a result, the impact under this methodology to the Company’s previously reported revenues will be to restate prior reported revenues to conform to the new financial reporting commencing on January 1, 2018. The Company will report new disclosures required by this guidance within the Company’s Form 6-K for the interim period ending March 31, 2018. As the adoption of this new standard is anticipated to have a material impact on the Company’s revenues and net income on an ongoing basis, the Company has implemented a controls process to identify and evaluate new revenue-generating contracts with third-party customers. The Company will continue to monitor additional changes, modifications, clarifications or interpretations being undertaken by accounting regulatory bodies which may impact current conclusions. During 2018, the Company expects that the application of the standard to decrease deferred revenue by approximately €8.9 million as reported in the consolidated balance sheet and increase revenues by the same amount within the consolidated statement of operations. However, it is not expected to impact cash used in operating, financing or investing activities in the Company’s consolidated cash flows statement upon adoption.

IFRS 16 Leases

The IASB has issued a new standard on leases that will require lessees to recognize most leases on their balance sheets as lease liabilities with a corresponding right-of-use asset. The IASB has set an effective date to apply the new standard for periods beginning on or after January 1, 2019. The Company has identified known lease agreements and has started working on determining the impact on the financial statements. Additionally, the Company is assessing all effective agreements to determine whether there are embedded leases included under the definition as included under IFRS 16. Early adoption is permitted; however, the Company expects to adopt this standard in the first quarter of 2019. The Company is evaluating the impact that this guidance will have on the Company’s financial statements, including related disclosures, and expects the new standard to impact its internal controls, systems, and processes.